SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

Wachovia Bank Commercial Mortgage Trust
Series 2007-C31

(Exact name of issuing entity)

Wachovia Bank, National Association

(Exact name of sponsor as specified in its charter)

Nomura Credit & Capital, Inc.

(Exact name of sponsor as specified in its charter)

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant specified in Charter)

North Carolina	333-131262-04	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-0166

(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (704) 374-6161

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4d(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

          On May 11, 2007, a single series of mortgage; pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31 (the “Certificates”), was issued pursuant to a pooling and servicing agreement (the “Pooling Agreement”) attached hereto as Exhibit 4.1, and dated as of May 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of thirty-two classes (each, a “Class”) of Certificates, fourteen of which Classes are designated as the “Class A-l Certificates”, the “Class A-2 Certificates”, the “Class A-3 Certificates”, the “Class A-PB Certificates”, the “Class A-4 Certificates”, the “Class A-5 Certificates”, the “Class A-1A Certificates”, the “Class A-M Certificates”, the “Class A-J Certificates”, the “Class B Certificates”, the “Class C Certificates”, the “Class D Certificates”, the “Class E Certificates” and the “Class F Certificates” (collectively, the “Offered Certificates”); and eighteen of which Classes are designated as the “Class A-5FL Certificates”, the “Class G Certificates”, the “Class H Certificates”, the “Class J Certificates”, the “Class K Certificates”, the “Class L Certificates”, the “Class M Certificates”, the “Class N Certificates”, the “Class O Certificates”, the “Class P Certificates”, the “Class Q Certificates”, the “Class S Certificates”, the “Class T Certificates”, the “Class U Certificates”, the “Class IO Certificates”, the “Class R-I Certificates”, the “Class R-II Certificates” and the “Class Z Certificates” (collectively, the “Private Certificates”). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of one hundred and eighty-nine (189) commercial mortgage loans (the “Mortgage Loans”) having an aggregate Cut-Off Date Pool Balance of approximately $4,899,751,000. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the “Wachovia Loans”) were acquired by the Registrant from Wachovia Bank, National Association (“Wachovia”) pursuant to a mortgage loan purchase agreement, dated as of May 1, 2007, between the Registrant and Wachovia. Certain of the Mortgage Loans were acquired by the Registrant from Nomura Credit & Capital, Inc. (“Nomura”) pursuant to a mortgage loan purchase agreement, dated as of May 1, 2007, between Registrant and Nomura. Certain of the Mortgage Loans (the “Barclays Loans”) were acquired by the Registrant from Barclays Capital Real Estate, Inc. (“Barclays”) pursuant to a mortgage loan purchase agreement, dated as of May 1, 2007, between the Registrant and Barclays. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia was derived from (i) the sale of the Offered Certificates by the Registrant to Wachovia Capital Markets, LLC (“Wachovia Securities”), Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Barclays Capital Inc. (“Barclays Capital”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Goldman, Sachs & Co., (“Goldman”, together with Wachovia Securities, Barclays Capital and Credit Suisse, the “Underwriters”) pursuant to the underwriting agreement (the “Underwriting Agreement”), dated May 11, 2007, and (ii) a Certificate Purchase Agreement, dated May 11, 2007, among the Registrant, Wachovia and Wachovia Securities (pertaining to the Class A-5FL, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class T, Class U and Class IO Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On May 1, 2007 the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 19, 2006, and the Prospectus Supplement, dated May 11, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements, Pro Forma Information and Exhibits.

(a)	Financial Statements	Not Applicable

(b)	Pro Forma Financial Information	Not Applicable

(c)	Shell Company Transactions	Not Applicable

(d)	Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)	Certificate Purchase Agreement, dated May 11, 2007, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Capital Markets, LLC and Wachovia Bank, National Association.

(1.2)

Underwriting Agreement, dated May 11, 2007, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Goldman, Sachs & Co.

(4.1)

Pooling and Servicing Agreement, dated as of May 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee.

(99.1)	Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.3)	Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Barclays Capital Real Estate Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ H. Royer Culp, Jr.

Name:	H. Royer Culp, Jr.
Title:	Vice President

Date: June 1, 2007